UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2020 (July 1, 2020)

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700
Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

(615) 732-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

EXPLANATORY NOTE

On July 1, 2020, CapStar Financial Holdings, Inc., a Tennessee corporation (“CapStar”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisitions of FCB Corporation, a Tennessee corporation (“FCB”) and The Bank of Waynesboro, a Tennessee chartered bank (“BOW”). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of FCB and BOW and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of FCB and its subsidiaries as of and for the year ended December 31, 2019, and the notes related thereto, included in Amendment No. 1 to CapStar’s Registration Statement on Form S-4 (No. 333-236961) filed with the SEC on March 27, 2020 and declared effective on March 31, 2020 (the “Registration Statement”) are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A. The audited consolidated financial statements of BOW and its subsidiary as of and for the year ended December 31, 2019, and the notes related thereto, included in the Registration Statement are incorporated herein by reference as Exhibit 99.2 to this Form 8-K/A.

The unaudited consolidated financial statements of FCB as of March 31, 2020 and for the three months ended March 31, 2019 and March 31, 2020, and the notes related thereto, are attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

The unaudited consolidated financial statements of BOW as of March 31, 2020 and for the three months ended March 31, 2019 and March 31, 2020, and the notes related thereto, are attached as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of CapStar, FCB and BOW for the year ended December 31, 2019, and the notes related thereto, included in the Registration Statement are incorporated herein by reference as Exhibit 99.5 to this Form 8-K/A.

The unaudited pro forma combined consolidated financial information of CapStar, FCB and BOW as of and for the three months ended March 31, 2020, and the notes related thereto, are attached as Exhibit 99.6 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Blankenship CPA Group, PLLC.

23.2	Consent of Blankenship CPA Group, PLLC.

23.3	Consent of Elliott Davis, LLC.

99.1	Audited consolidated financial statements of FCB Corporation as of and for the year ended December 31, 2019, and the notes related thereto (incorporated by reference to Amendment No. 1 to CapStar Financial Holdings, Inc.’s Registration Statement on Form S-4 filed with the SEC on March 27, 2020).

99.2	Audited consolidated financial statements of The Bank of Waynesboro as of and for the year ended December 31, 2019, and the notes related thereto (incorporated by reference to Amendment No. 1 to CapStar Financial Holdings, Inc.’s Registration Statement on Form S-4 filed with the SEC on March 27, 2020).

99.3	Unaudited consolidated financial statements of FCB Corporation as of March 31, 2020 and for the three months ended March 31, 2019 and March 31, 2020, and the notes related thereto.

99.4	Unaudited consolidated financial statements of The Bank of Waynesboro as of March 31, 2020 and for the three months ended March 31, 2019 and March 31, 2020, and the notes related thereto.

99.5	Unaudited pro forma combined consolidated financial information of CapStar Financial Holdings, Inc., FCB Corporation and The Bank of Waynesboro as of and for the year ended December 31, 2019, and the notes related thereto (incorporated by reference to Amendment No. 1 to CapStar Financial Holdings, Inc.’s Registration Statement on Form S-4 filed with the SEC on March 27, 2020).

99.6	Unaudited pro forma combined consolidated financial information of CapStar Financial Holdings, Inc., FCB Corporation and The Bank of Waynesboro as of and for the three months ended March 31, 2020, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Steve Groom
Name:	Steve Groom
Title:	Chief Risk Officer and
General Counsel

Date: August 21, 2020